UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 3, 2019

Veritas Farms, Inc.
(Exact name of registrant as specified in charter)

Nevada	333-210190	90-1254190
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1512 E. Broward Blvd., Suite 300, Fort Lauderdale, FL	33301
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (561) 288-6603

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of Company under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None

As used in this Current Report on Form 8-K, and unless otherwise indicated, the terms “the Company,” “Veritas Farms,” “we,” “us” and “our” refer to Veritas Farms, Inc. and its subsidiary.

Item 3.02 Unregistered Sales of Equity Securities.

On September 3, 2019, Veritas Farms issued a press release announcing that it had completed a $15.4 million private placement (the “Private Offering”) to fund continued expansion. A copy of the Company’s press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

In the Private Offering, which was completed effective July 31, 2019, the Company sold and issued an aggregate of 38,574,950 shares of its common stock (“Shares”) at an offering price of $0.40 per Share, for aggregate proceeds of $15,429,980. The Shares were sold and issued to a group of “accredited investors,” as defined in Rule 501(a) under the Securities Act of 1933, as amended (the “Securities Act”). Within ninety (90) days after completion of the Offering the Company must file with the Securities and Exchange Commission (the “SEC”) a registration statement under the Securities Act, covering the resale of the Shares issued and sold in the Offering.

WestPark Capital, Inc., a member of the Financial Industry Regulatory Authority, acted as the Veritas Farms’ exclusive placement agent (the “Placement Agent”) for the Private Offering. The Placement Agent was paid (a) a commission equal to 10% of the aggregate offering price of Shares sold in the Private Offering; and (b) a non-accountable expense allowance equal to 3% of the aggregate offering price of Shares sold in the Private Offering. In addition, the Placement Agent will receive a seven-year warrant to purchase a number of Shares equal to 10% of the total Shares sold in the Private Offering, with an exercise price of $0.40 per Share. The Company has also paid the Placement Agent (a) a $20,0000 non-refundable retainer for agreeing to act as placement agent for the Private Offering; and (b) $10,000 for the Placement Agent’s legal fees.

The Shares offered and sold in the Private Offering were issued and sold pursuant to the exemption from registration afforded by Section 4(a)(2) of the Securities Act and Rule 506(c) of Regulation D thereunder.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No	Description

99.1	Press Release, dated September 3, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 5, 2019	VERITAS FARMS, INC.

	By:	/s/ Alexander M. Salgado
Alexander M. Salgado, Chief Executive Officer

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